     MILWAUKEE
     LAND
     COMPANY
________________________________________________________________________________













     1995 ANNUAL REPORT

        To Our Shareholders:

        For the year ended December 31, 1995, the net decrease in net assets resulting from operations was $4,020,981. Net investment income for the same period totalled $122,543, compared to $83,363 in 1994, or an increase of $39,180.

        The net realized loss from sales of investments for 1995 amounted to $52,728, compared to a loss of $17,943 in 1994. Together, net investment income and realized losses on sales of investments net of taxes for 1995 totalled $69,815, or $.04 per common share, compared to net investment income plus realized losses on sales of investments of $65,420, or $.04 per common share in 1994. Income per share of common stock is based on the weighted average number of common shares outstanding.

        The unrealized appreciation on investments for 1995 decreased $4,090,796, net of taxes. The decrease is primarily attributable to the decreased valuation of the Heartland Partners L.P. Class B Interest that was transferred to Milwaukee Land Company by Chicago Milwaukee Corporation as part of its conversion to an open-end investment company. The Class B Interest is not publicly traded and is stated in the financial statements at a fair value as determined by the Company's Board of Directors. On December 7, 1995, the Board of Directors of Milwaukee Land Company changed the methodology for valuing this interest due to their determination that operating losses of Heartland Partners, L.P. could cause anomalous results in the application of the former methodology. The new methodology imputes a value to the Class B Interest based on the market value of the publicly traded Class A limited partnership units at date of valuation. Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest on the Company's financial statements may differ from the value that would have been used had a ready market existed for the Class B Interest, and the difference could be material.

        The Company's principal investments in securities of nonaffiliates at year-end consisted of portfolio securities invested in direct obligations of the U.S. Government (all U.S. Treasury Notes) and high yield corporate obligations. At December 31, 1995, 21% of the Company's net assets was invested in high yield corporate obligations, 28% in Treasury Notes and 2% in cash equivalents. The current yield on high yield corporate bonds at December 31, 1995 was 9.17% with a yield to maturity of 9.26%. The current yield on Treasury Notes at December 31, 1995 was 5.09% with a yield to maturity of 5.25%. The average maturity of the portfolio investment in securities of nonaffiliates is 2.8 years and the current yield is 6.72%.

        At December 31, 1995, the net asset value per common share amounted to $11.35 based on 1,671,238 common shares outstanding.

        The Company continues to search for one or more acquisitons of real estate and/or operating businesses. Any acquisition that would result in the Company's ceasing to be an "investment company" within the meaning of the Investment Company Act of 1940 (which the Company believes would be a desirable result) would require approval by the Company's shareholders.

                                           Sincerely,

                                           /s/ Edwin Jacobson

                                           Edwin Jacobson
                                           President and Chief Executive Officer

        February 29, 1996

                                         REPORT OF INDEPENDENT AUDITORS



        To the Stockholders and Board of Directors of
                   Milwaukee Land Company

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Milwaukee Land Company as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1992, were audited by other auditors whose report dated February 19, 1993, expressed an unqualified opinion on the financial statements and financial highlights.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Milwaukee Land Company at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                      Ernst & Young LLP

        Chicago, Illinois
        February 20, 1996

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995



ASSETS
Investments at Value:
  Nonaffiliates (cost $9,528,029).............................  $ 9,617,748
  Affiliates (cost $12,294,768)...............................    9,158,961
                                                                -----------
    Total Investments.........................................   18,776,709
Cash..........................................................      300,134
Receivables
    Management fees- affiliate....................    $425,006
    Note Receivable- affiliate....................     648,134
    Securities sold...............................     156,665
    Accrued interest..............................     188,829
    Other.........................................      50,805
                                                      --------
Total Receivables.............................................    1,469,439
Prepaid and deferred expenses and other assets................       30,124
                                                                -----------
    Total Assets..............................................   20,576,406

LIABILITIES
Directors and officers........................................        8,438
Allowance for claims and liabilities..........................    1,348,789
Deferred taxes................................................       72,946
Other.........................................................      177,383
                                                                -----------
    Total Liabilities.........................................    1,607,556
                                                                -----------

NET ASSETS....................................................  $18,968,850
                                                                ===========

COMMON SHARES OUTSTANDING.....................................    1,671,238
                                                                ===========

NET ASSET VALUE PER COMMON SHARE..............................  $     11.35
                                                                ===========


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                            STATEMENT OF OPERATIONS
                          Year ended December 31, 1995



Investment Income:
  Interest............................................ $   704,455
  Management fee from affiliate.......................     425,006
  Other...............................................       1,250
                                                       -----------
    Total Investment Income...........................              $ 1,130,711

Expenses:
  Compensation and benefits...........................     287,544
  Directors' fees and expenses........................      38,482
  Professional fees...................................     359,031
  Advisory fees.......................................      21,386
  Custodian fees......................................       6,102
  Taxes...............................................      46,622
  Insurance...........................................      59,644
  Facility expense allocation.........................      39,732
  General and administrative expenses.................     102,214
                                                       -----------
    Total Expenses....................................                  960,757
                                                                    -----------

Investment Income Before Taxes........................                  169,954
Provision for Income Taxes............................                   47,411
                                                                    -----------
Net Investment Income.................................                  122,543

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized loss on sales of investments.............     (73,129)
Net change in unrealized appreciation/depreciation
 on investments:
  Nonaffiliates.......................................     571,836
  Affiliates..........................................  (6,245,318)
                                                       -----------
   Net change in unrealized appreciation/depreciation
    on investments....................................  (5,673,482)
                                                       -----------
Net Realized and Unrealized Gain/(Loss) on
 Investments Before Taxes.............................  (5,746,611)
Income Tax Benefit....................................  (1,603,087)
                                                       -----------
Net Realized and Unrealized (Loss) on Investments.....               (4,143,524)
                                                                    -----------
Net Decrease in Net Assets Resulting From Operations..              $(4,020,981)
                                                                    ===========


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS
                    Years ended December 31, 1995 and 1994


                                                                       Year Ended
                                                               ---------------------------
                                                                  12/31/95       12/31/94
                                                               -----------    -----------
Operations:
  Net investment income......................................  $   122,543    $    83,363
  Net realized loss on sales of investments, net of taxes....      (52,728)       (17,943)
  Net change in unrealized depreciation/appreciation on
   investments, net of taxes.................................   (4,090,796)       546,569
                                                               -----------    -----------
    Net (Decrease) Increase in Net Assets Resulting From
     Operations..............................................   (4,020,981)       611,989
   Net Assets at Beginning of Year...........................   22,989,831     22,377,842
                                                               -----------    -----------
   Net Assets at End of Year (including undistributed net
     investment income of $10,184,650 at December 31, 1995
     and $10,062,107 at December 31, 1994)...................  $18,968,850    $22,989,831
                                                               ===========    ===========

                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                            SCHEDULE OF INVESTMENTS
                               December 31, 1995


NON-AFFILIATES
FIXED INCOME SECURITIES
                                                                               PRINCIPAL
U.S. TREASURY OBLIGATIONS -- 27.69%                                             AMOUNT         VALUE
-----------------------------------                                           -----------   -----------
U.S. Treasury notes, 4.250% due 5/15/96...................................     $1,105,000   $ 1,101,033
U.S. Treasury notes, 6.875% due 10/31/96..................................        650,000       658,326
U.S. Treasury notes, 5.250% due 7/31/98...................................      1,260,000     1,260,391
U.S. Treasury notes, 6.375% due 1/15/99...................................      1,300,000     1,340,417
U.S. Treasury notes, 6.875% due 7/31/99...................................        850,000       892,500
                                                                                            -----------
  Total U.S. Treasury Obligations (cost $5,194,569).......................                    5,252,667

CORPORATE OBLIGATIONS -- 21.43%
-------------------------------
Triton Energy Corp 1997 Sr Sub, 0%, due 11/1/97...........................        250,000       215,625
Navistar Finl Sr Sub Nt, 8.875%, due 11/15/98.............................        250,000       247,500
Revlon Consumer Prods Corp Sr Nt, 9.500%, due 6/01/99.....................        150,000       151,500
Unisys Corp Nt, 10.625%, due 10/1/99......................................        200,000       177,000
Penn Central Corp Sub Nt. 10.625% due 4/15/00.............................        150,000       160,284
Riverwood Intl Corp Sr Nt II, 10.750%, due 6/15/00........................        200,000       215,000
SIFTO CDA Inc Gtd Sr Secd Nt, 8.500% due 7/15/00..........................        200,000       192,000
Texas New Mex Pwr Hldgs Inc Sr Nt, 9.250%, due 9/15/00....................        200,000       214,234
Armco Inc. Sr Nt, 9.375%, due 11/01/00....................................        250,000       247,500
Reliance Group Hldgs Inc Sr Nt, 9.000%, due 11/15/00......................        250,000       257,188
American Annuity Group Sr Nt, 9.500%, due 8/15/01.........................        250,000       260,000
Repap Wis Inc 1st Priority Sr Secd Nt, 9.250, due 2/01/02.................        200,000       190,000
Sequa Corp Sr Nt, 8.750%, due 12/15/01....................................        250,000       237,500
Penn Traffic Co New Sr Nt, 10.250%, due 2/15/02...........................        150,000       142,875
Century Communications Sr Nt, 9.750%, due 2/15/02.........................        200,000       209,000
Continental Cablevision Sr Sub Nt, 10.625%, due 6/15/02...................        200,000       213,500
Owens II Inc Sr Sub Nt, 10.500%, due 6/15/02..............................        200,000       212,500
Rogers Cablesystems Ltr Sr Secd 2nd Priority Nt. 9.625% due 8/1/02........        200,000       209,500
CTC Mansfield Fdg Corp Sec Lease Oblig, 10.250%, due 3/30/03..............        150,000       152,063
Phoenix RE Corp Sr Nt, 9.750%, due 8/15/03................................        150,000       160,312
                                                                                            -----------
  Total Corporate Obligations (cost $4,033,460)...........................                    4,065,081

MONEY MARKET FUND -- 1.58%
--------------------------
Norwest Cash Investment Fund (cost $300,000)..............................                      300,000
                                                                                            -----------
  Total Non-Affiliates (cost $9,528,029)..................................                    9,617,748

AFFILIATES -- 48.29%
--------------------
Heartland Partners, L.P. - 1% General Partnership Interest and
  .5% Class B Limited Partnership Interest (a)............................                    9,157,461
 CMC Heartland Partners - .01% General Partnership Interest (a)...........                        1,500
                                                                                            -----------
   Total Affiliates (cost $12,294,768)....................................                    9,158,961
                                                                                            -----------
   Total Investments (cost $21,822,797) - 98.99%..........................                   18,776,709

OTHER ASSETS AND LIABILITIES, NET - 1.01%.................................                      192,141
                                                                                            -----------

NET ASSETS - 100%.........................................................                  $18,968,850
                                                                                            ===========

(a) Investments not readily marketable


                                  MILWAUKEE LAND COMPANY

                              NOTES TO FINANCIAL STATEMENTS
                                     December 31, 1995


        NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

          Milwaukee Land Company (the "Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company on March 23, 1988. Prior to June 30, 1993 the Company was a wholly owned subsidiary of Chicago Milwaukee Corporation ("CMC").

        Security valuation:

          Investments are stated at value. Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the mean of closing bid and asked prices. Fixed-income securities are valued at the most recent bid quotation. Short-term securities are valued at amortized cost, which approximates market value. Other securities for which prices are not readily available are valued at a fair value as determined by the Board of Directors for reporting purposes under the 1940 Act.

          The Company's investment in the Class B limited partnership interest (the "Class B Interest") of Heartland Partners, L.P. is not publicly traded, and accordingly there are no available market quotations. On December 7, 1995, the Board of Directors of the Company changed the methodology for valuing the Class B Interest.

          In making its determination of a fair value for the Class B Interest, the Board of Directors of the Company considers an imputed value based on the market value of the publicly traded Class A limited partnership interest in Heartland Partners, L.P. (the "Units") and the operating results of Heartland Partners, L.P. The Board of Directors of the Company determined that operating losses of Heartland Partners, L.P. could cause anomalous results in the application of the valuation methodology which had been utilized for the Class B Interest. Therefore, the Board of Directors adopted an alternate method of imputing value based on the market value of the publicly traded Units. Under the new methodology, the percentage change in the market value of the publicly traded Units from June 30, 1990, is applied to the initial cost of the Class B Interest (approximately $9.6 million) to the date of valuation.

          Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest and the general partnership interests in Heartland Partners, L.P. and CMC Heartland Partners on the Company's financial statements may differ from values that would have been used had a ready market existed for these interests, and the difference could be material.

          The change in methodology adopted by the Board resulted in a decrease in the value of the Class B Interest of $6.2 million in 1995, and reduced unrealized gains $4.5 million, net of tax. The effect on the net asset value of the Company at December 31, 1995 is a decrease of $2.69 per share.

        Investment transactions and investment income:

          Security transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on securities owned.

                            MILWAUKEE LAND COMPANY

                              December 31, 1995



NOTE 2.  NET ASSETS

 Net assets at December 31, 1995 consisted of the following items:

   Common stock - $0.30 par value per share, authorized 10,000,000
    shares, 1,671,238 shares issued and outstanding...............  $   501,371
   Paid in capital................................................    9,973,419
   Undistributed net investment income *..........................   10,184,650
   Undistributed net realized gains on investment transactions *..      462,974
   Net unrealized depreciation on investments *...................   (2,153,564)
                                                                    -----------
       Net Assets.................................................  $18,968,850
                                                                    ===========

   * Net of tax provision


NOTE 3.  INVESTMENT SERVICES

  The Company pays advisory fees for investment advisory services under a revised agreement with OFFITBANK, a nonaffiliated investment advisor. For the services rendered by OFFITBANK under the revised agreement, the Company paid OFFITBANK an annual investment advisory fee equal to .20 of 1% per annum of the value of the portfolio under management. The revised agreement provides that the advisory fee is payable quarterly in arrears based on the average month-end value of the portfolio during such quarter.


NOTE 4.  FEDERAL INCOME TAXES

  A reconciliation of the statutory federal income tax rate to the effective income tax rate for the year ended December 31, 1995 is as follows:

          Statutory rate                 35.0%
          Effect of:
             State income taxes            7.0
             Difference in tax basis
              investment in affiliate    (14.1)
                                         -----
             Effective Rate               27.9%
                                         =====

  As of December 31, 1995, the Company has deferred tax assets consisting of tax NOL carryforwards of approximately $262,000, AMT credit carryforwards of approximately $919,000 and tax unrealized investment losses of approximately $425,000. The NOL carryforwards expire in 2009 and 2010. For financial reporting purposes, a valuation allowance of approximately $1,606,000 has been provided to reduce the deferred tax liabilities of approximately $73,000 primarily related to timing differences between book and tax accounting.

  Based on cost of investments for federal income tax purposes of $19,788,174 on December 31, 1995, net unrealized depreciation was $1,011,465, consisting of gross unrealized appreciation of $158,745 and gross unrealized depreciation of $1,170,210.

                                MILWAUKEE LAND COMPANY

                                   December 31, 1995


        NOTE 5.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

          At the close of business on June 27, 1990, CMC and the Company transferred to CMC Heartland Partners ("CMC Heartland") at the direction of Heartland Partners, L.P. ("Heartland"), substantially all of their respective real estate properties and certain miscellaneous assets and liabilities related to those properties.

          The Company has a 1% general partnership interest in Heartland which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a .01% general partnership interest in CMC Heartland which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland, including the Class B Interest in Heartland described below, were included in investments at a value of $9,158,961 at December 31, 1995.

          The Company distributed Units, received from Heartland in the real estate transfer, to CMC which then distributed the Units to its common stockholders on June 30, 1990. The Company, in its capacity as the general partner of Heartland and the managing general partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of Heartland and CMC Heartland (collectively, the "Partnerships") and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

          In connection with the real estate transfer, Heartland and CMC Heartland have assumed primary responsibility and liability for the resolution and satisfaction of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation ("CMCRE"), formerly a wholly owned subsidiary of CMC, and previously named the Chicago, Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses incurred in resolving such plan and other contingent liabilities (collectively, the "Plan Liabilities"). CMC was required to contribute to Heartland, over time, cash in the amount of $18.1 million (the "Deferred Capital Contribution"), plus interest, for settlement of Plan Liabilities. In consideration of such commitment, Heartland issued to CMC the Class B Interest. On August 28, 1990 and February 15, 1991, pursuant to an authorization of the Board of Directors of CMC on May 7, 1990, CMC made additional capital contributions to Heartland of approximately $3.6 million in the aggregate, representing an increase in CMC's Class B Interest in Heartland. As part of CMC's conversion from a closed-end management investment company to an open-end management investment company, the Class B Interest was transferred to the Company on July 1, 1993. In general, the Class B Interest entitles the holder to .5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount of such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest.

          Effective July 1, 1993, CMC transferred to the Company its rights and obligations under the management agreement with CMC Heartland. Pursuant to the management agreement, CMC Heartland is required to pay to the Company an annual management fee in the amount of $425,006. On December 29, 1995, the Company advanced CMC Heartland $648,134 for payment of the management fee accrued through December 31, 1994, (which includes management fees accruing since July 1993). On February 14, 1996, the Company advanced CMC Heartland $425,006 for payment of the 1995 management fee. Each advance by the Company to CMC Heartland is in the form of a demand note accruing simple interest at the prime rate plus 2.25% (10.75% at December 31, 1995).

          For the year ended December 31, 1995, the Company paid CMC Heartland approximately $109,000 for staff salary and operating expense allocations.

                                MILWAUKEE LAND COMPANY

                                   December 31, 1995


        NOTE 6.  CONTINGENT LIABILITIES

          The Company, by reason of its serving as the general partner of the Partnerships, is liable and responsible to third parties for the Partnerships' liabilities to the extent the assets of the Partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, the Partnerships assumed, in connection with Heartland's spin-off in June, 1990, primary responsibility for certain contingent liabilities related to (i) the plan of reorganization of the Railroad and (ii) the real estate properties conveyed to CMC Heartland in the spin-off (collectively, the "Heartland Assumed Liabilities"). CMC remains liable to third party obligees for the Heartland Assumed Liabilities, and the Partnerships have indemnified CMC from and against any and all damages, costs or expenses that may be incurred in connection therewith. In consideration of the Partnerships' assumption of the Heartland Assumed Liabilities, and in further consideration of the issuance of the Class B Interest to CMC, CMC agreed to contribute to Heartland by December 31, 1993, cash in the aggregate amount of $18.1 million, plus interest.

          Included in the Heartland Assumed Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad, the primary business activity of the Railroad. The Company and/or the Partnerships have been notified by government agencies of potential liabilities in connection with certain of these real estate properties. Descriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

          In connection with CMC's conversion to an open-end management investment company and the transactions related thereto, CMC assigned to the Company, and the Company assumed from CMC, any obligation for which CMC is or may become liable (the "MLC Assumed Liabilities") arising out of any matters existing on or occurring prior to the effective time of the conversion other than (i) the Heartland Assumed Liabilities, (ii) liabilities directly related to CMC's business of investing and managing its investment securities, (iii) certain litigation against CMC relating to CMC's preferred stock which was pending against CMC at the time of the conversion but which was subsequently dismissed, or (iv) any liabilities relating to federal, state, local or foreign income or other tax matters. In addition, in connection with the assignment of the MLC Assumed Liabilities and the transfer of the Class B Interest to the Company, CMC contributed to Heartland the balance of the deferred capital contribution in respect of the Class B Interest. Following the consummation of the conversion and the transactions related thereto, CMC will continue to remain liable to third party obligees in connection with the MLC Assumed Liabilities. The Company will indemnify CMC from any and all damages, costs or expenses that CMC may incur in connection with the MLC Assumed Liabilities, although there can be no assurance that the Company will be able to fully satisfy such indemnification obligations.


        NOTE 7.  INVESTMENT TRANSACTIONS

          Investment transactions for the year ended December 31, 1995 (excluding money market investments) are as follows:

                Purchases....................................  $8,640,540
                Proceeds from sales and maturities...........  $9,112,483

                                MILWAUKEE LAND COMPANY

                                   December 31, 1995


        NOTE 8.  CERTAIN DISCLOSURES PURSUANT TO RULE 8B-16, AS AMENDED

          The Company has no dividend reinvestment plan and has no plans to implement such a plan. The Company's Certificate of Incorporation and By-laws contain several provisions intended to enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by such board. These provisions provide for, among other things, a classified board of directors, the prohibition of stockholder action by written consent, the authorization of "blank ticket" preferred stock, the prohibition of calling special stockholder meetings unless requested by the Chairman, President or the holders of not less than 80% of the outstanding common stock of the Company, and the prohibition of calling special Board meetings unless requested by the Chairman, President or 75% of the directors.

          The portfolio manager associated with the investment policies of the fund has not changed. During 1994, the Company's investment guidelines were revised to extend from three years to six years the permissible average maturity of non-investment grade U.S. dollar denominated securities in which the Company may invest. In 1995, the investment guidelines were further modified to provide for up to a maximum of 35% of the portfolio to be invested in non-investment grade U.S dollar denominated securities.

                                MILWAUKEE LAND COMPANY

                      NOTES TO FINANCIAL STATEMENTS - (Concluded)
                                   December 31, 1995


NOTE 9.  FINANCIAL HIGHLIGHTS

  The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the years presented.

                                        1995           1994            1993           1992           1991
                                    -------------  -------------  --------------  -------------  -------------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value, Beginning
 of period.........................  $     13.76    $     13.39    $      6.59     $      6.42    $      6.44
Net Investment Income..............          .07            .05            .02             .17            .35
Net (Losses)/Gains on Securities
 (realized and unrealized).........        (2.48)           .32            .81             ---            .20
                                     -----------    -----------    -----------     -----------    -----------
Total From Investment
 Operations........................        (2.41)           .37            .83             .17            .55
Capital Contribution
 From CMC..........................          ---            ---           5.97             ---            ---
Less Distributions:
 From Net Investment Income to
  Common Shareholders..............          ---            ---            ---             ---            .57
                                     -----------    -----------    -----------     -----------    -----------
Total Distributions................          ---            ---            ---             ---            .57
                                     -----------    -----------    -----------     -----------    -----------
Net Asset Value, End of
 Period............................  $     11.35    $     13.76    $     13.39     $      6.59    $      6.42
                                     ===========    ===========    ===========     ===========    ===========
Per Share Market Value,
 End of Period.....................  $      7.38    $      8.00    $      6.50             N/A            N/A
Total Investment Return:
 Market............................       (7.81)%         23.08%        (10.34%)           N/A            N/A
 Net Asset Value...................      (17.51)%          2.76%        103.19%           2.65%          8.54%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period..........  $18,968,850    $22,989,831    $22,377,842     $11,013,637    $10,727,836
Ratio of:
 Expenses to Average
  Net Assets.......................         4.17%          5.82%          6.52%            3.4%           2.1%
 Net Investment Income to
  Average Net Assets...............          .53%           .36%           .17%            2.6%           5.2%
Portfolio Turnover Rate............        35.16%         24.25%         99.64%           2.24%          98.2%


                            MILWAUKEE LAND COMPANY




          BOARD OF DIRECTORS

          ROBERT S. DAVIS
          Consultant

          CLARENCE G. FRAME
          Chairman of the Board
          Milwaukee Land Company

          EDWIN JACOBSON
          President and Chief Executive Officer
          Milwaukee Land Company

          EZRA K. ZILKHA
          President, Zilkha & Sons, Inc.

          OFFICERS

          CLARENCE G. FRAME
          Chairman of the Board

          EDWIN JACOBSON
          President and Chief Executive Officer

          LEON F. FIORENTINO
          Vice President - Finance,
          Secretary and Treasurer

          LAWRENCE S. ADELSON
          Vice President and General Counsel

          THOMAS F. REDLER
          Assistant Treasurer and
          Assistant Secretary

          MILWAUKEE LAND COMPANY

          A closed-end management
          investment company traded on the
          American Stock Exchange, symbol
          MWK.

          547 W. Jackson Blvd.
          Chicago, IL  60661
          (312) 294-0497

          Investment Advisor
          OFFITBANK
          520 Madison Avenue
          New York, NY  10022

          Custodian, Transfer
          Agent, Stock Registrar and
          Dividend Disbursing Agent
          Norwest Bank Minnesota, NA
          Stock Transfer Department
          Post Office Box 738
          S. St. Paul, MN  55075
          (612) 450-4101

          Independent Auditors
          Ernst & Young LLP
          233 S. Wacker Drive
          Chicago, IL  60606